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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                               ___________

                                FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  December 14, 2000


                               STROUDS, INC.
            ______________________________________________________
            (Exact name of registrant as specified in its charter)


         Delaware                        0-24904              95-4107241
-------------------------------       ------------      ----------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
      Incorporation)                   File Number      Identification Number)


      780 South Nogales Street, City of Industry, California  91748
      --------------------------------------------------------------
           (Address of principal executive offices) (Zip Code)


                             (626) 912-2866
           ---------------------------------------------------
           (Registrants' telephone number, including area code)


                                  n/a
      -------------------------------------------------------------
      (former name or former address, if changed since last report)

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ITEM 5.      OTHER EVENTS.

             Exhibit 99.1, the monthly operating report of Strouds, Inc. for the month of October, 2000, is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

             (c) Exhibits:  The following exhibits are filed as part of this
                            Report:

                 99.1 Monthly Operating Report of Strouds, Inc. for the month of October, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 14, 2000


                                   STROUDS, INC.


                                   By:  /s/ John P. Brincko
                                      --------------------------------------
                                      John P. Brincko
                                      Interim President and Chief Executive
                                      Officer

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                                 EXHIBIT INDEX

EXHIBIT

        99.1 Monthly Operating Report of Strouds, Inc. for the month of October, 2000.